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                                                                     Exhibit (o)

                             BOSTON ADVISORS TRUST
                               Power of Attorney


          The undersigned, as Trustees of Boston Advisors Trust (the "Trust"), hereby constitute and appoint David C. Phelan, Pamela J. Wilson, Susan C. Mosher, John M. DelPrete and Michael J. Vogelzang, and each of them, with full powers of substitution as their true and lawful attorneys and agents to execute in their name and on their behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by the Trust, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratify and confirm as their own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hand this 1st day of March, 2000.



                             /s/ Allen G. Botwinick
                             ----------------------
                               Allen G. Botwinick


                            /s/ Michael J. Vogelzang
                            ------------------------
                              Michael J. Vogelzang


                              /s/ Mone Anathan III
                              --------------------
                                Mone Anathan III


                         /s/ Ezekiel Russel Peach, Jr.
                         -----------------------------
                           Ezekiel Russell Peach, Jr.


                            /s/ Hugh A. Dunlap, Jr.
                            -----------------------
                              Hugh A. Dunlap, Jr.